PRESS RELEASE
FOR IMMEDIATE RELEASE

VERITEX HOLDINGS, INC. ANNOUNCES INCREASE AND EXTENSION TO ITS PREVIOUSLY ANNOUNCED STOCK BUYBACK PROGRAM
Dallas, TX – September 3, 2019 - The Board of Directors (the "Board") of Veritex Holdings, Inc. (Nasdaq: VBTX) (the "Company") authorized an increase and extension of its previously announced stock buyback program (the "Stock Buyback Program") pursuant to which the Company may, from time to time, purchase shares of its outstanding common stock. The Stock Buyback Program originally authorized the Company to purchase up to $50.0 million of its outstanding common stock and that amount has been increased by the Board to $100.0 million. The Board also authorized an extension of the original expiration date of the Stock Buyback Program from December 31, 2019 to August 31, 2020. The shares may be repurchased in the open market or in privately negotiated transactions from time to time, depending upon market conditions and other factors, and in accordance with applicable regulations of the Securities and Exchange Commission (the "SEC"). The Stock Buyback Program does not obligate the Company to purchase any shares and may be terminated or amended by the Board at any time prior to its expiration date. As of August 31, 2019, the Company had repurchased $50.0 million, or 1,993,629 shares, of its common stock through the Stock Buyback Program.
About Veritex Holdings, Inc.
Headquartered in Dallas, Texas, Veritex is a bank holding company that conducts banking activities through its wholly-owned subsidiary, Veritex Community Bank, with locations throughout the Dallas-Fort Worth metroplex and in the Houston metropolitan area. Veritex Community Bank is a Texas state chartered bank regulated by the Texas Department of Banking and the Board of Governors of the Federal Reserve System. For more information, visit www.veritexbank.com.
Forward Looking Statements
This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on various facts and derived utilizing assumptions and current expectations, estimates and projections and are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements may include statements regarding Veritex's future financial performance, business and growth strategy, projected plans and objectives, including the expected purchase of its outstanding common stock, as well as other projections based on macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” and similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could” or “may” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. Further, certain factors could affect future results and cause actual results to differ materially from those expressed in the forward-looking statements, many of which are beyond the control of Veritex. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Veritex’s Annual Report on Form 10-K for the year ended December 31, 2018 and any updates to those risk factors set forth in Veritex’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. If one or more events related to these or other risks or uncertainties materialize, or if Veritex’s underlying assumptions prove to be incorrect, actual results may differ materially from what Veritex anticipates. Accordingly, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Veritex does not undertake any obligation, and specifically declines any obligation, to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by the cautionary statements contained or referred to herein.

Source: Veritex Holdings, Inc.
Media Contact:
LaVonda Renfro
972-349-6200
lrenfro@veritexbank.com

Investor Relations:
Susan Caudle
972-349-6132
scaudle@veritexbank.com